EXHIBIT 99.2

CERTIFICATION

Pursuant to 18 United States Code § 1350

The undersigned hereby certifies that the Annual Report on Form 10-K for the period ended December 31, 2002 of American Seafoods Group LLC (the “Company”) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BRAD BODENMAN
Brad Bodenman Chief Financial Officer

March 31, 2003